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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 GLOBESPAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
              Delaware                                                 75-2658218

              (STATE OF                                             (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NUMBER)

          100 Schulz Drive
        Red Bank, New Jersey                                              07701

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                               (ZIP CODE)

If this form relates to the registration of          If this form relates to the registration
a class of securities pursuant to                    of a class of securities pursuant to
Section 12(b) of the Exchange Act and is             Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction            effective pursuant to General Instruction
A.(c), please check the following box. [ ]           A.(d), please check the following box. [X]
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SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES:                                                            333-75173
                                                                 (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

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
         TITLE OF EACH CLASS                                 NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                                 EACH CLASS IS TO BE REGISTERED

           Not Applicable                                            Not Applicable
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         COMMON STOCK, $0.001 PAR VALUE

                                (TITLE OF CLASS)
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ITEM 1.        Description of Registrant's Securities to be Registered.

               Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-75173).

ITEM 2.        Exhibits.

               EXHIBIT
               NUMBER  DESCRIPTION

               3.1* Certificate of Incorporation of the Registrant, as amended to date.

               3.2* Form of Restated Certificate of Incorporation to be filed upon the closing of the offering made pursuant to the Registration Statement

               3.3*    Bylaws of the Registrant.

               3.4* Bylaws of the Registrant effective upon the closing of the offering made pursuant to the Registration Statement.

               4.2*    Specimen Common Stock certificate.

               10.19* Investors' Rights Agreement between Registrant, Intel Corporation, Cisco Systems, Inc. and Communication Partners, L.P., dated May 6, 1999.


* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1.

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                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       GLOBESPAN, INC.

Date: JUNE 16, 1999                    By: /s/ ARMANDO GEDAY
                                           ------------------------------------
                                           Armando Geday
                                           President and Chief Executive Officer